UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                             _____________________

        Date of Report (Date of earliest event reported):  July 15, 2010

                         Gulf Island Fabrication, Inc.
             (Exact name of registrant as specified in its charter)

           Louisiana                   0-22303               72-1147390
  (State or other jurisdiction       (Commission           (IRS Employer )
        of incorporation)            File Number)         Identification No.


                   567 Thompson Road
                   Houma, Louisiana                          70363
        (Address of principal executive offices)           (Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into a Material Definitive Agreement.

     Effective July 15, 2010, the Company, as borrower, Whitney National Bank and JPMorgan Chase Bank, N.A., as lenders, and the guarantors specified therein, entered into the Ninth Amendment to Ninth Amended and Restated Credit Agreement (as amended, the "Credit Facility"). The amendment extends the term of the Credit Facility from December 31, 2011 to December 31, 2012. The foregoing summary is qualified by the full text of the amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

   (d)  Exhibits.

        The following exhibit is filed herewith:

        Exhibit No.     Description
        -----------     -----------

        10.1            Ninth Amendment to Ninth Amended and Restated Credit
                        Agreement

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GULF ISLAND FABRICATION, INC.


                              By:         /s/ Robin A. Seibert
                                   ---------------------------------
                                            Robin A. Seibert
                                      Vice  President  -  Finance,
                                        Chief Financial Officer
                                            and Treasurer




Dated:  July  15,  2010